As filed with the Securities and Exchange Commission on October 23, 2008

                                                      Registration No. 333-13198
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                        POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-8

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

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                            ACS - MOTION CONTROL LTD.
             (Exact Name of Registrant as Specified in Its Charter)

                ISRAEL                                        NONE
     (State or Other Jurisdiction of                    (IRS Employer
     Incorporation or Organization)                   Identification Number)

    RAMAT GABRIEL INDUSTRIAL PARK, P.O.B. 5668, MIGDAL HA'EMEK 10500, ISRAEL (Address, including zip code, of registrant's principal executive offices)

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                           ACS 1997 STOCK OPTION PLAN
                           ACS 1998 STOCK OPTION PLAN
                    ACS - TECH 80 LTD 2001 STOCK OPTION PLAN
                            (Full Title of the Plans)

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                  TECHNOLOGY 80 INC. (D/B/A ACS - TECH80 INC.)
                         14700 28TH AVE NORTH - SUITE 25
                             PLYMOUTH, MN 55447 USA
                                TEL: 763-559-7669
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

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                           Copy of Communications to:
                                  PERRY WILDES
                           GROSS, KLEINHENDLER, HODAK,
                             HALEVY, GREENBERG & CO.
                       ONE AZRIELI CENTER, ROUND BUILDING
                             TEL AVIV 67021, ISRAEL

              EXPLANATORY NOTE/DEREGISTRATION OF UNSOLD SECURITIES

     This post-effective amendment relates to the following Registration Statement filed on Form S-8 (the "Registration Statement"):

Registration Statement No. 333-13198, originally filed February 22, 2001.

     ACS - Motion Control Ltd. (the "Company") intends to file a Form 15 on the date hereof to terminate its duty to file reports under Section 13(a) and 15(d) of the U.S. Securities Exchange Act of 1934, as amended. In accordance with an undertaking made by the Company in the Registration Statement to remove from registration by means of a post-effective amendment any securities which remain unsold at the termination of the offering, the Company hereby amends the Registration Statement to withdraw from registration the securities registered but unsold under the Registration Statement.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Migdal Ha'Emek, Israel on the 23th day of October, 2008.

                                           ACS - MOTION CONTROL LTD.

                                           By: /s/ Ze'ev Kirshenboim
                                           -------------------------------------
                                           Ze'ev Kirshenboim
                                           Active Chairman of the Board and
                                           Chief Financial Officer

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated as of the 23th day of October, 2008.

SIGNATURE                              TITLE

/s/ Dror Marom                         Chief Executive Officer
---------------------                  (principal executive officer)
Dror Marom

/s/ Ze'ev Kirshenboim                  Active Chairman of the Board and
---------------------                  Chief Financial Officer
Ze'ev Kirshenboim                      (principal financial officer)

/s/ Dorit Ringelstein                  Vice President of Finance
---------------------                  (principal accounting officer)
Dorit Ringelstein

/s/ Jacob Engel                        Director
---------------------
Jacob Engel

/s/ Eli Dayan                          Director
---------------------
Eli Dayan

/s/ Abraham Yoskovitz                  Director
---------------------
Abraham Yoskovitz

/s/ Alexandra Pluber                   Director
---------------------
Alexandra Pluber


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


            SIGNATURE OF AUTHORIZED REPRESENTATIVE OF THE REGISTRANT

     Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of ACS - Motion Control Ltd. has signed this Registration Statement on this 23th day of October, 2008.

                                    TECHNOLOGY 80 INC. (D/B/A ACS - TECH80 INC.)


                                    By: /s/ Ze'ev Kirshenboim
                                    -------------------------
                                    Ze'ev Kirshenboim
                                    President


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